THE LAZARD FUNDS, INC.

Lazard Emerging Markets Income Portfolio

Lazard Explorer Total Return Portfolio

Lazard US Realty Equity Portfolio

Supplement to Current Summary Prospectus and Prospectus

The Board of Directors of The Lazard Funds, Inc. (the "Fund") has approved the liquidation of each of its series listed above (each, a "Portfolio" and collectively, the "Portfolios").

Effective immediately, no further investments will be accepted into the Portfolios, and the Investment Manager will begin liquidation of each Portfolio's investments.  Promptly upon completion of liquidation of a Portfolio's investments, the Portfolio will redeem all its outstanding shares by distribution of its assets to shareholders in amounts equal to the net asset value of each shareholder's Portfolio investment.  It is anticipated that each Portfolio's assets will be distributed to shareholders on or about October 31, 2019.

Prior to the liquidation of a Portfolio, depending on the arrangements of any broker or other financial intermediary associated with your account through which Portfolio shares are held, the Fund's exchange privilege may allow you to exchange shares of a Portfolio for shares of the same Class of another series of the Fund in an identically registered account.  Please see the section of the Prospectus entitled "Shareholder Information—Investor Services—Exchange Privilege" for more information.

Dated:  September 27, 2019